Palm Valley Capital Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2020

	Shares	Value
COMMON STOCKS - 44.62%
Activities Related to Credit Intermediaries - 1.81%
Euronet Worldwide, Inc. (a)	1,256	$107,664

Agencies, Brokerages, and Other Insurance Related - 2.92%
Crawford & Company, Class B	27,165	173,584

Agriculture, Construction, and Mining Machinery - 1.67%
Gencor Industries, Inc. (a)	9,457	99,299

Business Support Services - 0.54%
Cass Information Systems, Inc.	908	31,925

Clothing Stores - 1.27%
Carter's, Inc.	1,154	75,852

Computer Systems Design and Related Services - 7.80%
Amdocs Ltd.	4,928	270,892
Sykes Enterprises, Inc. (a)	7,116	192,986
		463,878

Drycleaning and Laundry - 0.51%
UniFirst Corporation	201	30,369

Employment Services - 1.80%
Kelly Services, Inc., Class A	8,420	106,850

Footwear Manufacturing - 0.56%
Skechers U.S.A., Inc., Class A (a)	1,406	33,378

Grocery Stores - 3.08%
Weis Markets, Inc.	4,391	182,929

Insurance Carrieres - 2.44%
Protective Insurance Corporation, Class B	10,578	145,448

Metal Ore Mining - 3.09%
Alamos Gold, Inc., Class A	6,279	31,395
Osisko Gold Royalties Ltd.	20,471	152,304
		183,699

Newspaper, Periodical, Book and Directory Publishers - 2.02%
Scholastic Corporation	4,706	119,956

Nondepository Credit Intermediation - 1.38%
EZCORP, Inc., Class A (a)	19,647	81,928

Nursing Care Facilities - 1.60%
Healthcare Services Group, Inc.	3,989	95,377

Oil and Gas Extraction - 2.27%
Bonanza Creek Energy, Inc. (a)	12,010	135,113

Parking Garages, Automobile - 1.50%
SP Plus Corporation (a)	4,306	89,350

Precious Metals Merchant Wholesalers - 3.70%
A-Mark Precious Metals, Inc.	17,908	219,910

Semiconductor and Other Electronic Component Manufacturers - 2.01%
Benchmark Electronics, Inc.	5,986	119,660

Soap, Cleaning Compound, and Toilet Preparation - 0.54%
United-Guardian, Inc.	2,215	32,007

Sporting Goods, Hobby, and Musical Instrument Stores - 0.57%
Dick's Sporting Goods, Inc.	1,584	33,676

Support Activities for Mining - 1.54%
Helmerich & Payne, Inc.	3,975	62,209
Natural Gas Services Group, Inc. (a)	6,639	29,610
		91,819

Total Common Stocks
(Cost $2,600,409)		2,653,671

EXCHANGE TRADED FUNDS - 3.17%
iShares Silver Trust (a)	14,440	188,442
Total Exchange Traded Funds
(Cost $196,639)		188,442

SHORT TERM INVESTMENTS - 51.64%
Money Market Fund - 13.95% (b)
First American Treasury Obligations Fund, Class X, 0.33%	829,508	829,508

U.S. Treasury Bills - 37.69%	Principal Amount
Maturity Date: 4/30/2020, Yield to Maturity 1.54%,	$1,322,000	1,321,944
Maturity Date: 8/6/2020, Yield to Maturity 1.54%	920,000	919,666
		2,241,610
Total Short Term Investments
(Cost $3,064,954)		3,071,118

Total Investments
(Cost $5,862,002) - 99.43%	5,913,231
Other Assets in Excess of Liabilities - 0.57%	33,719
Total Net Assets - 100.00%	$5,946,950

(a) Non-income producing security.
(b) The rate quoted is the annualized seven-day effective yield as of March 31, 2020.
(c) The rate shown is yield to maturity.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total

Common Stocks(1)	$2,653,671	$-	$-	$2,653,671
Exchange Traded Funds	188,442	-	-	188,442
Short Term Investments	829,508	2,241,610	-	3,071,118
	$3,671,621	$2,241,610	$-	$5,913,231

(1) Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended March 31, 2020, the fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.